Exhibit 17

[Proxy Card Front]

BlackRock Apex Municipal Fund, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of BlackRock Apex Municipal Fund, Inc. (the “Fund”), held of record by the undersigned on October 20, 2010 at the special meeting of shareholders of the Fund to be held on Friday, December 17, 2010 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	PROPOSAL 1: To approve an Agreement and Plan of Reorganization among BlackRock Apex Municipal Fund, Inc., BlackRock MuniAssets Fund, Inc. and MUA Merger Subsidiary, LLC and the termination of BlackRock Apex Municipal Fund, Inc.’s registration under the Investment Company Act of 1940.

FOR    ☐                       AGAINST    ☐                       ABSTAIN    ☐

2.	PROPOSAL 3: To approve a proposal to convert BlackRock Apex Municipal Fund, Inc.’s fundamental investment policy restricting BlackRock Apex Municipal Fund, Inc. from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value into a non-fundamental investment policy.

FOR    ☐                       AGAINST    ☐                       ABSTAIN    ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock MuniAssets Fund, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of BlackRock MuniAssets Fund, Inc. (the “Fund”), held of record by the undersigned on October 20, 2010 at the special meeting of shareholders of the Fund to be held on Friday, December 17, 2010 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	PROPOSAL 2: To approve the issuance of additional shares of common stock of BlackRock MuniAssets Fund, Inc. in connection with an Agreement and Plan of Reorganization among BlackRock MuniAssets Fund, Inc., BlackRock Apex Municipal Fund, Inc. and MUA Merger Subsidiary, LLC.

FOR    ☐                       AGAINST    ☐                       ABSTAIN    ☐

2.	PROPOSAL 4: To approve a proposal to convert BlackRock MuniAssets Fund, Inc.’s fundamental investment policy restricting BlackRock MuniAssets Fund, Inc. from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value into a non-fundamental investment policy.

FOR    ☐                       AGAINST    ☐                       ABSTAIN    ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.